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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549



                                       FORM 8-K



                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



                                   January 6, 1998
                   Date of Report (Date of earliest event reported)



                                  SAFECO CORPORATION
                  (Exact name of registrant as specified in Charter)



WASHINGTON                        1-6563                   91-0742146
(State or other                 (Commission               (IRS Employer
jurisdiction of                 File Number)            Identification No.)
incorporation)



    SAFECO Plaza, Seattle, Washington                         98185
   (Address of principal executive offices)                 (Zip Code)


                                    (206) 545-5000
                 (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

    On December 15, 1997, SAFECO Corporation (NASDAQ:SAFC) extended until 5:00 p.m. New York City time on December 19, 1997 the exchange period during which holders of its 6 7/8% Notes due July 15, 2007 (the "Senior Notes") and SAFECO Capital Trust I's 8.072% Capital Securities (the "Capital Securities") could exchange such securities for like securities that have been registered pursuant to the Securities Act of 1933, as amended. The exchange period had originally been scheduled to expire at 5:00 p.m. New York City time on December 15, 1997.


    As of December 19, 1997, all but $300,000 in aggregate principal amount of Senior Notes and $600,000 in liquidation amount of Capital Securities had been tendered for exchange.


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                                      SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SAFECO CORPORATION


Dated: January 6, 1998               By: /s/ H. Paul Lowber
                                         ------------------------------
                                         H. Paul Lowber
                                         Vice President, Controller and
                                         Chief Accounting Officer


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